UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Other Events.

On January 9, 2017, Adaptimmune Therapeutics plc (the “Company”) issued a press release announcing that the US Food and Drug Administration (FDA) has accepted the Company’s investigational new drug (IND) application for autologous genetically modified T-cells expressing an affinity optimized T-cell receptor (TCR) specific for MAGE-A4 in patients with multiple malignant solid tumors. This will be Adaptimmune’s third wholly-owned therapeutic candidate to enter clinical trials. The IND is now active. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On January 9, 2017, the Company issued a press release announcing that GlaxoSmithKline plc (LSE/NYSE: GSK) has nominated a second target, PRAME (preferentially expressed antigen in melanoma), under the strategic collaboration and licensing agreement between the companies. Adaptimmune will be responsible for PRAME preclinical TCR development and delivery of the IND package to GSK. The nomination of a second target meets a milestone set forth in the agreement. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

On January 9, 2017, the Company issued a press release announcing that Mark E. Dudley, Ph.D. has joined the company as Senior Vice President of Global Bio-Process and Development. The press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 of this Form 8-K (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release regarding IND for MAGE A-4 dated January 9, 2017.

99.2	Press Release regarding GSK nomination of second target, PRAME, dated January 9, 2017.

99.3	Press Release regarding SVP of Global Bio-Process and Development dated January 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: January 9, 2017	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release regarding IND for MAGE A-4 dated January 9, 2017.

99.2	Press Release regarding GSK nomination of second target, PRAME, dated January 9, 2017.

99.3	Press Release regarding SVP of Global Bio-Process and Development, dated January 9, 2017.